FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event report:
June 13, 2018

Access Power, INC
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417
(Address of Principal Executive Officers)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 5.01 Change in Control of Registrant

Patrick J. Jensen, as represented by current management, first saw ACCR at .08 per share in 1998. He purchased stock up to 4.45 per share back in 1999. TODAY, he is the registered owner of
53.70905 percent of the common stock issued on a fully diluted basis. Patrick J. Jensen is registered owner of 131,727,500 common shares out of a possible 244,144,121 total common shares. There are no other classes of stock on the Access-Power, Inc. registration with our Transfer Agent.

Mr. Jensen is providing the following
information for the benefit of  Shareholders:

NON BROKERAGE Book ENTRY Restricted Shares:  115,000,000 shares
NON BROKERAGE Certificate Holder of 15,400,000 shares
NON BROKERAGE TOTAL SHARE HOLDINGS:  130,400,000 shares

Plus

BROKERAGE: 727,500 shares (free to trade)

EQUALS = 131,127,500 common voting shares as of 9:00pm EST on June 13, 2018. This again represents 53.70905 PERCENT CONTROL of Access-Power, Inc. U.S.A.

https://www.otcmarkets.com/stock/ACCR/profile



Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year

The following document was filed with the Florida Secretary of State on at www.sunbiz.org.

Articles of Amendment To the Articles of Incorporation Of
Access Power, INC.

Article III of the Articles of Incorporation of Access Power, INC was amended by the Corporation Board of Directors on July 7, 2013.
The Corporation is filing these articles of amendment to the articles of corporation pursuant to Florida Statute 607.1006. The following recitals and adoptions have been recorded:

1.	 The name of the Corporation is: ACCESS POWER, INC.
2.	 The corporation has a new Federal Tax FEIN  59-3420985
3.       A Special meeting of the shareholders of corporation was held on
         May 29, 2013
4.	 Article III of the articles of incorporation of Access Power, INC
	 are amended as follows:

Article III.  Capitalization

The total number of shares of capital stock which the corporation has the authority to issue is INCREASED to FIVE HUNDRED MILLION (500,000,000.00) The total number of shares of common stock which The Corporation is authorized to issue is Five Hundred Million (500,000,000.00) and the par value of each share is one-tenth of one cent($.001) for an aggregate par value of Five Hundred Million Dollars and No Cents ($500,000.00) As previously mentioned, The corporation is nullifying all previous classes of preferred stock on the record books of the corporation. The voting powers, designations, preferences, and relative participating, optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the common stock, shall be fixed by one or more resolutions providing for the issuance of such stock adopted by the Corporation board of directors (the Board of Directors,) in accordance with the provisions of the General Corporation Law of the State of Florida and the Board of Director is expressly vested with authority to adopt one or more of such resolutions.
The current board of the corporation recognizes that this is an INCREASE of authorized capital in the amount of authorized capital stock in the corporation previous articles of corporation.

5.	The voting structure recognized allows for one (1) common
share to cast one (1) vote towards any resolution.  A quorum is required per Florida Statutes in order to have such a shareholders meeting, without approval of all shareholders present, and as a general rule 51% of the common stock is required in favor of any adoption of change to the Corporation's Articles of Incorporation.
6.	A resolution, wherein it recommended these changes, was
adopted without shareholder approval pursuant to F.S. 607.1002.
7.	The foregoing amendment to the articles of incorporation was duly adopted by the board of directors on July 7, 2013.
	In witness, the undersigned Director of this Corporation has executed these articles of amendment on September July 7, 2013.

___________________________


Patrick  J Jensen, Director
Access Power, INC


Item 8.01  Other Events

Management of Access Power, INC is pleased to notify shareholders that we received an email from our transfer agent on June 4, 2018 stating the following:

Prepared by STANDARD REGISTRAR AND TRANSFER COMPANY, INC.
ACCESS POWER INC - COMMON

(shareholders list confidential)

We hereby certify that the preceding list of common stockholders aggregating 244,144,121 shares represents a true and complete list of such holders of

ACCESS POWER INC

in accordance with our records as transfer agent as of the close of business on June 4, 2018.

SIGNED:  ___________________________________________________
AMY MERRILL, PRESIDENT
STANDARD REGISTRAR & TRANSFER CO., INC.

http://www.standardregistrar.com


In other news...
As of today, we have 950.00 in the Access-Power, Inc., Premiere Checking Account, zero debt, a good manager, and a good plan to make money. Management will also bring all filings current with the SEC in 2018. Management will also start a thorough selection process in our 2018 QUEST FOR THE FINRA 211 APPROVAL.

Management discloses his FINRA RECORD here:

https://brokercheck.finra.org/individual/summary/1952963

Management will apply discipline in the seletection process for the coveted FINRA 211 application. Management is not afraid of the task. Mr. Jensen created the website

http://www.access-power.com

in the Fall of 2012 to better the Work @ Home environment.
To this date, Management will be accepting solicitations immediately from any interested MARKET MAKERS registered by FINRA for the 211 selection process.

Current management will be announcing a Board of Supervision shortly, for that selection process of our first MARKET MAKER TO QUOTE OUR
COMPANY STOCK in over 15 years.  FIFTEEN YEARS......and management has developed a really good story for our SPONSORING MARKET MAKER.
We are very excited about what the future brings to our Company, as we currently have no plans to sell or issue company stock. This would plan with a LEGAL funding plan for the Sponsor to have shares for inventory quote.

FORWARD LOOKING STATEMENTS MADE IN GOOD FAITH

Mr. Jensen believes that the "Howey Test" is easily passed with Access-Power, Inc. The United States Supreme Court ruled a security defines:

"It is an investment of money
There is an expectation of profits from the investment
The investment of money is in a common enterprise
Any profit comes from the efforts of a promoter or third party"

https://caselaw.findlaw.com/us-supreme-court/328/293.html

A Worthless Security that a Market Maker is free to quote with an approved 211:

https://www.cnbc.com/2017/12/06/greenspan-compares-bitcoin-to-colonial-america-
currency-that-eventually-became-worthless.html

Access-Power, Inc. is very excited about the future.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Access Power, Inc.

Date: September JUNE 13, 2018

By:

/s/ Patrick J Jensen

-------------------------------------------------------------
Name: Patrick J Jensen
Title: Director